MERRILL LYNCH INDEX FUNDS, INC.

                     Supplement dated July 29, 2005 to the
                         Prospectus dated April 28, 2005

Effective immediately, the following change will be made to the Prospectus of Merrill Lynch Index Funds, Inc.

The section entitled "Fund Asset Management" on p. 42 of the Prospectus of Merrill Lynch Index Funds, Inc. is amended as follows.

The first paragraph of the section is deleted in its entirety and replaced with the following:

Fund Asset Management, L.P. is the Investment Adviser of each Fund and the underlying Series and manages their investments and their business operations under the overall supervision of the Board of Directors of the Funds and the Board of Trustees of Quantitative Master Series Trust. The Investment Adviser has the responsibility for making all investment decisions for the Series. The Investment Adviser has contractually agreed not to charge the advisory fee due under the Funds' investment advisory agreement for so long as the Funds remain invested in the Trust.




Code # 19003-0405SUP